Exhibit 10-18

WELLS FARGO FOOTHILL, INC.

One Boston Place, Suite 1800

Boston, Massachusetts 02108

April 15, 2005

Elgin National Industries, Inc.

2001 Butterfield Road, Suite 1020

Downers Grove, Illinois 60515

Re:	EXTENSION LETTER

Ladies and Gentlemen:

Reference hereby is made to (i) the Loan and Security Agreement, dated as of February 10, 2003, as amended by the First Amendment, dated as of February 19, 2004 and the Second Amendment and Waiver, dated as of June 30, 2004 (as so amended and as the same may be further amended, restated or otherwise modified, the “Loan Agreement”), by and among, on the one hand, the lenders identified from time to time party thereto (each a “Lender” and collectively, the “Lenders”), and WELLS FARGO FOOTHILL, INC. (f/k/a Foothill Capital Corporation), a California corporation, as the arranger and administrative agent for the Lenders (the “Agent”), and, on the other hand, ELGIN NATIONAL INDUSTRIES, INC., a Delaware corporation (the “Parent”), and each of Parent’s Subsidiaries identified on the signature pages hereto (such Subsidiaries, together with Parent, each a “Borrower”, and individually and collectively, jointly and severally, the “Borrowers”) and (ii) the Waiver, Consent and Agreement, dated as of March 31, 2005 (the “Waiver and Consent”), by and among the Borrowers, the Agent and the Lenders. Capitalized terms used herein but not specifically defined herein shall have the meanings ascribed to them in the Loan Agreement.

Pursuant to Section 2 of the Waiver and Consent, (i) the SPE Sale (as defined in the Waiver and Consent) was to have been consummated on or before April 15, 2005, and R&S Australia was to have received aggregate Net Cash Proceeds of not less than AUD$2,125,000, (ii) R&S Australia (as defined in the Waiver and Consent) was to have repaid in full all amounts owing to R&S International under the Australia Notes (as defined in the Waiver and Consent), and (iii) the Borrowers were to have prepaid the outstanding principal amount of the Loans in an amount equal to 100% of the Net Cash Proceeds received by R&S Australia in connection with the SPE Sale. The Borrowers have informed the Agent that the SPE Sale will not occur on or before April 15, 2005 and have requested that the Agent grant an extension with respect to the date of such SPE Sale and the payments referred to in clauses (i), (ii) and (iii) above.

In consideration of such request and the Borrowers’ and R&S Australia’s diligent pursuit of the SPE Sale, the Agent and the lenders hereby agree to extend the date by which the SPE Sale is required to be consummated, and the payments referred to in clauses (i), (ii) and (iii) of the preceding paragraph are required to be made, from April 15, 2005 to May 10, 2005.

The extension set forth herein shall be limited precisely as written and shall not be deemed to be an amendment, waiver or modification of any other term or condition of the Loan Agreement or prejudice any right or remedy that the Agent and the Lenders may now or in the future have under or in connection with the Loan Agreement.

Very truly yours,

WELLS FARGO FOOTHILL, INC.,
as Agent and as Lender

By:	/s/ ANDREW T. FURLONG III
Name:	Andrew T. Furlong III
Title:	Vice President

Agreed and Accepted:

ABLECO FINANCE LLC,
as Lender

By:	/s/ ERIC MILLER
Name:	Eric Miller
Title:	Senior Vice President

Agreed and Accepted:

BEST METAL FINISHING, INC.
a Delaware corporation

By:	/s/ WAYNE J. CONNER
Name:	Wayne J. Conner
Title:	Senior Vice President

CABELL CONSTRUCTION COMPANY
a Delaware corporation

By:	/s/ WAYNE J. CONNER
Name:	Wayne J. Conner
Title:	Vice President

CENTRIFUGAL SERVICES, INC.
an Illinois corporation

By:	/s/ WAYNE J. CONNER
Name:	Wayne J. Conner
Title:	Senior Vice President

CLINCH RIVER CORPORATION
a Virginia corporation

By:	/s/ WAYNE J. CONNER
Name:	Wayne J. Conner
Title:	Senior Vice President

ELGIN INTERNATIONAL, LTD.
a Delaware corporation

By:	/s/ WAYNE J. CONNER
Name:	Wayne J. Conner
Title:	Vice President

ELGIN NATIONAL INDUSTRIES, INC.
a Delaware corporation

By:	/s/ WAYNE J. CONNER
Name:	Wayne J. Conner
Title:	Vice President

ELGIN REAL ESTATE HOLDINGS, LTD.
a Delaware corporation

By:	/s/ WAYNE J. CONNER
Name:	Wayne J. Conner
Title:	Vice President

LELAND-POWELL FASTENERS, INC.
a Tennessee corporation

By:	/s/ WAYNE J. CONNER
Name:	Wayne J. Conner
Title:	Senior Vice President

MINING CONTROLS, INC.
a Delaware corporation

By:	/s/ WAYNE J. CONNER
Name:	Wayne J. Conner
Title:	Senior Vice President

NORRIS SCREEN AND MANUFACTURING, INC.
a West Virginia corporation

By:	/s/ WAYNE J. CONNER
Name:	Wayne J. Conner
Title:	Senior Vice President

ROBERTS & SCHAEFER COMPANY
a Delaware corporation

By:	/s/ WAYNE J. CONNER
Name:	Wayne J. Conner
Title:	Senior Vice President

ROBERTS & SCHAEFER INTERNATIONAL, LTD.
a Delaware corporation

By:	/s/ WAYNE J. CONNER
Name:	Wayne J. Conner
Title:	Senior Vice President

SOROS ASSOCIATES, INC.
a Delaware corporation

By:	/s/ WAYNE J. CONNER
Name:	Wayne J. Conner
Title:	Vice President

SOROS INTERNATIONAL, LTD.
a Delaware corporation

By:	/s/ WAYNE J. CONNER
Name:	Wayne J. Conner
Title:	Senior Vice President

TABOR MACHINE COMPANY
a West Virginia corporation

By:	/s/ WAYNE J. CONNER
Name:	Wayne J. Conner
Title:	Senior Vice President

TRANSERVICE, INC.
a Delaware corporation

By:	/s/ WAYNE J. CONNER
Name:	Wayne J. Conner
Title:	Senior Vice President

VANCO INTERNATIONAL, INC.
a Georgia corporation

By:	/s/ WAYNE J. CONNER
Name:	Wayne J. Conner
Title:	Vice President

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